UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 29, 2015
Date of Report (Date of earliest event reported)

BALLROOM DANCE FITNESS, INC.

(Exact name of registrant as specified in its charter)

Florida	333-138251	26-3994216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5280 North Ocean DR Suite 2-F Riviera Beach, Florida	33404
(Address of principal executive offices)	(Zip Code)

(954) 684-8288
Registrant’s telephone number, including area code

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1.  REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINTIIVE AGREEMENT

The Board of Directors of Ballroom Dance Fitness Inc., a Florida corporation (the "Company") authorized the execution of that certain asset purchase agreement dated May 29, 2015 (the "Asset Purchase Agreement") between the Company and Studio54 Entertainment LLC, a limited liability company ("Studio54"). Studio54 has a controlling interest in a licensing agreement regarding the “Great American Diva’s” which is currently in development for a 2016 nationwide release of  a Broadway style show and musical journey into the world of the 70’s era (Studio 54) musical female giants of our time.

In accordance with the terms and provisions of the Asset Purchase Agreement: (i) the Company purchased and acquired from Studio54 70% of Studio54's right, title and interest in and to those certain assets, which include a 17-piece band know as the original Studio 54 Band", the domain address of www.Studio54Party.com and associated website, a data base of approximately 2,850 musical fans, and a musical theater show known as The Great American Divas" featuring 17 band members performing the history of "Rock n Roll" (collectively, the "Assets"); (ii) in consideration of the sale and transfer and assignment of the Assets by Studio54 to the Company, the Company shall pay an aggregate consideration in the amount of $180,000 consisting of 600,000 shares of restricted common stock at a per share price of $0.30.

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On May 29, 2015, the Board of Directors authorized the issuance of 600,000 shares of its restricted common stock to Studio54 at a per share price of $0.30 pursuant to the terms of the Asset Purchase Agreement.

The shares of common stock were issued to Studio54 in reliance on Section 4(2) under the United States Securities Act of 1933, as amended (the “Securities Act”). The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. Studio54 acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from the Company’s management concerning any and all matters related to acquisition of the securities.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit No.	Description
10.1	Asset Purchase Agreement dated May 29, 2015 between Ballroom Dance Fitness, Inc. and Studio54 Entertainment LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLROOM DANCE FITNESS INC.
DATE: July 29, 2015	/s/ William Forhan Name: William Forhan Title: CEO

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